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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 26, 1998, in the Registration Statement (Form S-1) and related Prospectus of Aspect Development, Inc. for the Registration of 1,296,459 shares of its common stock.




Palo Alto, California
April 3, 1998                                              /s/ Ernst & Young LLP